Independent Auditors' Consent                                         Exhibit 23



We hereby consent to the incorporation by reference in Registration Statement No. 33-25499 on Form S-3 and in Registration Statement No. 33-59760 on Form S-8 of our report dated June 10, 1999 included in this report on Form 10-K of Standard Commercial Corporation for the year ended March 31, 1999.



DELOITTE & TOUCHE LLP
Raleigh, North Carolina
June 10, 1999